EXHIBIT 99.2

American Express Company	(Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)

	Q1'19	Q4'18	Q3'18	Q2'18	Q1'18	YOY % change
Non-interest revenues
Discount revenue	$6,195	$6,457	$6,181	$6,194	$5,889	5
Net card fees	944	897	870	844	830	14
Other fees and commissions	803	788	798	786	781	3
Other	363	300	334	349	377	(4)
Total non-interest revenues	8,305	8,442	8,183	8,173	7,877	5
Interest income
Interest on loans	2,725	2,674	2,554	2,387	2,326	17
Interest and dividends on investment securities	33	35	35	27	21	57
Deposits with banks and other	196	157	149	126	115	70
Total interest income	2,954	2,866	2,738	2,540	2,462	20
Interest expense
Deposits	399	377	340	300	270	48
Long-term debt and other	496	457	437	411	351	41
Total interest expense	895	834	777	711	621	44
Net interest income	2,059	2,032	1,961	1,829	1,841	12
Total revenues net of interest expense	10,364	10,474	10,144	10,002	9,718	7
Provisions for losses
Charge card	253	236	214	245	242	5
Card Member loans	525	679	560	528	499	5
Other	31	39	43	33	34	(9)
Total provisions for losses	809	954	817	806	775	4
Total revenues net of interest expense after provisions for losses	9,555	9,520	9,327	9,196	8,943	7

Expenses
Marketing and business development	1,573	1,820	1,642	1,663	1,345	17
Card Member rewards	2,451	2,516	2,400	2,433	2,347	4
Card Member services	550	495	457	416	409	34
Salaries and employee benefits	1,422	1,294	1,350	1,280	1,326	7
Professional services	494	671	489	508	457	8
Occupancy and equipment	508	540	489	484	520	(2)
Other, net	599	353	382	321	457	31
Total expenses	7,597	7,689	7,209	7,105	6,861	11
Pretax income	1,958	1,831	2,118	2,091	2,082	(6)
Income tax provision (benefit)	408	(179)	464	468	448	(9)
Net income	$1,550	$2,010	$1,654	$1,623	$1,634	(5)
Net income attributable to common shareholders (A)	$1,518	$1,975	$1,621	$1,591	$1,600	(5)
Effective tax rate	20.8%	(9.8%)	21.9%	22.4%	21.5%

Earnings Per Common Share
Basic
Net income attributable to common shareholders	$1.81	$2.33	$1.89	$1.85	$1.86	(3)
Average common shares outstanding	841	850	858	860	859	(2)
Diluted
Net income attributable to common shareholders	$1.80	$2.32	$1.88	$1.84	$1.86	(3)
Average common shares outstanding	843	852	860	862	861	(2)
Cash dividends declared per common share	$0.39	$0.39	$0.39	$0.35	$0.35	11

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Billions, except percentages, per share amounts and where indicated)

	Q1'19	Q4'18	Q3'18	Q2'18	Q1'18	YOY % change
Assets
Cash & cash equivalents	$33	$27	$30	$30	$31	6
Card Member receivables, less reserves	56	55	55	54	54	4
Card Member loans, less reserves	79	80	76	74	71	11
Investment securities	6	5	6	5	3	#
Other (B)	23	22	22	22	21	10
Total assets	$197	$189	$189	$185	$180	9

Liabilities and Shareholders' Equity
Customer deposits	$73	$70	$69	$67	$67	9
Short-term borrowings	2	3	2	2	2	-
Long-term debt	58	58	55	56	52	12
Other (B)	42	36	42	39	39	8
Total liabilities	175	167	168	164	160	9

Shareholders' Equity	22	22	21	21	20	10
Total liabilities and shareholders' equity	$197	$189	$189	$185	$180	9

Return on average equity (C)	31.9%	33.5%	18.1%	16.7%	15.2%
Return on average common equity (C)	33.7%	35.6%	19.0%	17.5%	15.9%
Book value per common share (dollars)	$24.65	$24.45	$23.27	$22.42	$20.96	18

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Consolidated Capital

	Q1'19	Q4'18	Q3'18	Q2'18	Q1'18
Shares Outstanding (in millions)
Beginning of period	847	854	861	860	859
Repurchase of common shares	(12)	(8)	(7)	-	-
Net impact of employee benefit plans and others	2	1	-	1	1
End of period	837	847	854	861	860

Risk-Based Capital Ratios - Basel III ($ in billions) (D)
Common Equity Tier 1/Risk Weighted Assets (RWA)	10.8%	11.0%	10.8%	10.1%	9.4%
Tier 1	11.8%	12.0%	11.8%	11.1%	10.5%
Total	13.4%	13.6%	13.4%	12.8%	12.2%

Common Equity Tier 1	$17.4	$17.5	$16.6	$15.2	$13.9
Tier 1 Capital	$19.0	$19.1	$18.2	$16.8	$15.5
Tier 2 Capital	$2.6	$2.6	$2.5	$2.5	$2.4
Total Capital	$21.6	$21.7	$20.7	$19.3	$17.9
RWA	$161.3	$158.8	$154.7	$150.9	$147.4
Tier 1 Leverage	10.0%	10.4%	10.1%	9.7%	8.8%
Supplementary Leverage Ratio (SLR) (E)	8.6%	8.9%	8.6%	8.3%	7.6%
Average Total Assets to calculate the Tier 1 Leverage Ratio (F)	$189.4	$183.2	$179.8	$172.5	$175.0
Total Leverage Exposure to calculate SLR	$221.4	$214.4	$210.7	$202.4	$204.4

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Billions, except percentages and where indicated)

	Q1'19	Q4'18	Q3'18	Q2'18	Q1'18	YOY % change
Billed business (G)
U.S.	$195.5	$205.1	$194.6	$195.4	$182.5	7
Outside the U.S.	100.2	103.9	100.1	101.1	101.3	(1)
Total	$295.7	$309.0	$294.7	$296.5	$283.8	4
Proprietary	$253.3	$264.4	$250.2	$251.1	$236.9	7
Global Network Services (GNS)	42.4	44.6	44.5	45.4	46.9	(10)
Total	$295.7	$309.0	$294.7	$296.5	$283.8	4
Cards-in-force (millions) (H)
U.S.	54.1	53.7	53.0	51.9	51.3	5
Outside the U.S.	59.8	60.3	62.1	62.4	62.9	(5)
Total	113.9	114.0	115.1	114.3	114.2	-
Proprietary	69.7	69.1	68.5	67.4	66.4	5
GNS	44.2	44.9	46.6	46.9	47.8	(8)
Total	113.9	114.0	115.1	114.3	114.2	-
Basic cards-in-force (millions) (H)
U.S.	42.5	42.3	41.7	40.9	40.4	5
Outside the U.S.	49.9	50.3	51.8	52.0	52.4	(5)
Total	92.4	92.6	93.5	92.9	92.8	-
Average proprietary basic Card Member spending (dollars)
U.S.	$5,082	$5,369	$5,169	$5,275	$5,015	1
Outside the U.S.	$3,927	$4,103	$3,864	$3,909	$3,869	1
Average	$4,741	$4,997	$4,784	$4,871	$4,677	1
Card Member loans
U.S.	$70.8	$72.0	$68.1	$66.3	$63.9	11
Outside the U.S.	10.2	9.9	9.5	9.1	8.9	15
Total	$81.0	$81.9	$77.6	$75.4	$72.8	11

Average discount rate (I)	2.37%	2.36%	2.38%	2.37%	2.37%
Average fee per card (dollars) (J)	$54	$52	$51	$51	$51	6

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
(Billions, except percentages and where indicated)

	Q1'19	Q4'18	Q3'18	Q2'18	Q1'18	YOY % change
Worldwide Card Member loans
Total loans	$81.0	$81.9	$77.6	$75.4	$72.8	11
Loss reserves (millions)
Beginning balance	$2,134	$1,937	$1,840	$1,786	$1,706	25
Provisions - principal, interest and fees	525	679	560	528	499	5
Net write-offs - principal less recoveries	(457)	(399)	(393)	(389)	(358)	28
Net write-offs - interest and fees less recoveries	(92)	(79)	(77)	(77)	(71)	30
Other (K)	11	(4)	7	(8)	10	10
Ending balance	$2,121	$2,134	$1,937	$1,840	$1,786	19
Ending reserves - principal	$1,999	$2,028	$1,834	$1,737	$1,691	18
Ending reserves - interest and fees	$122	$106	$103	$103	$95	28
% of loans	2.6%	2.6%	2.5%	2.4%	2.5%
% of past due	178%	182%	185%	188%	174%
Average loans	$80.6	$79.4	$76.4	$74.1	$72.7	11
Net write-off rate (principal only) (L)	2.3%	2.0%	2.1%	2.1%	2.0%
Net write-off rate (principal, interest and fees) (L)	2.7%	2.4%	2.5%	2.5%	2.4%
30+ days past due as a % of total	1.5%	1.4%	1.3%	1.3%	1.4%

Net interest income divided by average Card Member loans (M)	10.2%	10.2%	10.3%	9.9%	10.1%
Net interest yield on average Card Member loans (M)	10.9%	10.7%	10.8%	10.6%	10.8%

Worldwide Card Member receivables
Total receivables	$56.8	$55.9	$55.5	$55.0	$54.2	5
Loss reserves (millions)
Beginning balance	$573	$544	$558	$565	$521	10
Provisions - principal and fees	253	236	214	245	242	5
Net write-offs - principal and fees less recoveries	(216)	(198)	(226)	(236)	(199)	9
Other (K)	(2)	(9)	(2)	(16)	1	#
Ending balance	$608	$573	$544	$558	$565	8
% of receivables	1.1%	1.0%	1.0%	1.0%	1.0%
Net write-off rate, excluding Global Corporate Payments (GCP) (principal only) (L)	1.8%	1.4%	1.7%	1.8%	1.6%
Net write-off rate, excluding GCP (principal and fees) (L)	2.0%	1.6%	1.9%	2.1%	1.8%
30+ days past due as a % of total, excluding GCP	1.5%	1.4%	1.3%	1.3%	1.5%
GCP Net loss ratio (as a % of charge volume) (N)	0.08%	0.11%	0.12%	0.12%	0.10%
GCP 90+ days past billing as a % of total (N)	0.6%	0.7%	0.8%	0.8%	0.8%

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Selected Income Statement Information by Segment
(Millions)

	Global Consumer Services Group	Global Commercial Services	Global Merchant and Network Services	Corporate and Other	Consolidated
	(GCSG)	(GCS)	(GMNS)
Q1'19
Non-interest revenues	$3,741	$3,020	$1,525	$19	$8,305
Interest income	2,272	454	9	219	2,954
Interest expense	459	241	(93)	288	895
Total revenues net of interest expense	5,554	3,233	1,627	(50)	10,364
Total provisions for losses	552	254	4	(1)	809
Total revenues net of interest expense after provisions for losses	5,002	2,979	1,623	(49)	9,555
Marketing, business development, rewards, Card Member services	2,785	1,470	305	14	4,574
Salaries and employee benefits and other operating expenses	1,177	766	482	598	3,023
Pretax income (loss)	1,040	743	836	(661)	1,958
Income tax provision (benefit)	219	157	205	(173)	408
Net income (loss)	821	586	631	(488)	1,550
Q1'18
Non-interest revenues	$3,491	$2,838	$1,532	$16	$7,877
Interest income	1,949	377	9	127	2,462
Interest expense	327	171	(59)	182	621
Total revenues net of interest expense	5,113	3,044	1,600	(39)	9,718
Total provisions for losses	530	240	5	-	775
Total revenues net of interest expense after provisions for losses	4,583	2,804	1,595	(39)	8,943
Marketing, business development, rewards, Card Member services	2,446	1,374	267	14	4,101
Salaries and employee benefits and other operating expenses	1,089	722	620	329	2,760
Pretax income (loss)	1,048	708	708	(382)	2,082
Income tax provision (benefit)	222	162	192	(128)	448
Net income (loss)	826	546	516	(254)	1,634
YOY % change
Non-interest revenues	7	6	-	19	5
Interest income	17	20	-	72	20
Interest expense	40	41	58	58	44
Total revenues net of interest expense	9	6	2	28	7
Total provisions for losses	4	6	(20)	-	4
Total revenues net of interest expense after provisions for losses	9	6	2	26	7
Marketing, business development, rewards, Card Member services	14	7	14	-	12
Salaries and employee benefits and other operating expenses	8	6	(22)	82	10
Pretax income (loss)	(1)	5	18	73	(6)
Income tax provision (benefit)	(1)	(3)	7	35	(9)
Net income (loss)	(1)	7	22	92	(5)

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Billed Business Growth Trend

	YOY % change
	Reported					FX-Adjusted (O)
	Q1'19	Q4'18	Q3'18	Q2'18	Q1'18	Q1'19	Q4'18	Q3'18	Q2'18	Q1'18
Worldwide
Proprietary consumer	7%	10%	11%	13%	15%	9%	11%	12%	12%	12%
Proprietary commercial	7	9	11	12	13	8	10	12	12	11
Proprietary	7	9	11	12	13	9	10	12	12	11
GNS	(10)	(9)	(5)	(1)	8	(4)	(4)	(1)	(3)	3
Total	4	6	8	10	12	7	8	10	9	10
Airline-related volume (9% of Q1'19 Worldwide Total)	1	5	7	8	10	5	8	9	7	6

U.S.
Proprietary consumer	7	9	10	10	11	n/a	n/a	n/a	n/a	n/a
Proprietary commercial	7	9	10	10	10	n/a	n/a	n/a	n/a	n/a
Proprietary	7	8	10	10	10	n/a	n/a	n/a	n/a	n/a
Total	7	9	10	10	10	n/a	n/a	n/a	n/a	n/a
T&E-related volume (26% of Q1'19 U.S. Total)	5	8	9	8	8	n/a	n/a	n/a	n/a	n/a
Non-T&E-related volume (74% of Q1'19 U.S. Total)	7	8	10	10	11	n/a	n/a	n/a	n/a	n/a
Airline-related volume (8% of Q1'19 U.S. Total)	5	9	11	7	7	n/a	n/a	n/a	n/a	n/a

Outside the U.S.
Proprietary consumer	8	11	14	20	25	16	17	18	18	16
Proprietary commercial	5	10	13	19	23	13	16	18	18	14
Proprietary	7	11	14	19	24	15	17	18	17	15
Total	(1)	1	5	10	17	6	7	8	8	9
Japan, Asia Pacific & Australia billed business	(2)	1	5	9	16	4	5	8	7	10
Latin America & Canada billed business	1	1	1	5	12	11	11	12	11	11
Europe, Middle East & Africa billed business	(2)	2	6	14	20	7	8	8	9	7

See Appendix IV for footnote references.

Global Consumer Services Group	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q1'19	Q4'18	Q3'18	Q2'18	Q1'18	YOY % change
Non-interest revenues	$3,741	$3,826	$3,680	$3,678	$3,491	7
Interest income	2,272	2,240	2,140	1,994	1,949	17
Interest expense	459	441	404	370	327	40
Net interest income	1,813	1,799	1,736	1,624	1,622	12
Total revenues net of interest expense	5,554	5,625	5,416	5,302	5,113	9
Total provisions for losses	552	726	609	565	530	4
Total revenues net of interest expense after provisions for losses	5,002	4,899	4,807	4,737	4,583	9
Expenses
Marketing, business development, rewards, Card Member services	2,785	2,922	2,711	2,695	2,446	14
Salaries and employee benefits and other operating expenses	1,177	1,250	1,118	1,081	1,089	8
Total expenses	3,962	4,172	3,829	3,776	3,535	12
Pretax segment income	1,040	727	978	961	1,048	(1)
Income tax provision	219	25	199	191	222	(1)
Segment income	$821	$702	$779	$770	$826	(1)
Effective tax rate	21.1%	3.4%	20.3%	19.9%	21.2%

(Billions, except percentages and where indicated)
Proprietary billed business (G)
U.S.	$92.1	$99.1	$92.4	$93.6	$86.0	7
Outside the U.S.	$35.9	$37.5	$34.9	$34.6	$33.3	8
Total	$128.0	$136.6	$127.3	$128.2	$119.3	7
Proprietary cards-in-force (millions) (H)
U.S.	38.0	37.7	37.4	36.7	36.1	5
Outside the U.S.	17.1	16.8	16.7	16.5	16.2	6
Total	55.1	54.5	54.1	53.2	52.3	5
Proprietary basic cards-in-force (millions) (H)
U.S.	27.1	27.0	26.7	26.2	25.8	5
Outside the U.S.	11.9	11.6	11.6	11.4	11.2	6
Total	39.0	38.6	38.3	37.6	37.0	5
Average proprietary basic Card Member spending (dollars)
U.S	$3,402	$3,693	$3,491	$3,594	$3,371	1
Outside the U.S.	$3,052	$3,240	$3,038	$3,057	$3,001	2
Average	$3,296	$3,556	$3,354	$3,431	$3,259	1

Segment assets (P)	$98.5	$102.4	$100.0	$95.7	$90.7	9

Card Member loans
Total loans
U.S.	$58.0	$59.9	$56.2	$54.7	$52.7	10
Outside the U.S.	$9.9	$9.6	$9.2	$8.8	$8.6	15
Total	$67.9	$69.5	$65.4	$63.5	$61.3	11

Average loans
U.S.	$58.3	$57.8	$55.5	$53.7	$52.9	10
Outside the U.S.	$9.7	$9.3	$8.9	$8.8	$8.7	11
Total	$68.0	$67.1	$64.4	$62.5	$61.6	10

Lending Credit Metrics
U.S.
Net write-off rate (principal only) (L)	2.4%	2.1%	2.1%	2.2%	2.0%
Net write-off rate (principal, interest and fees) (L)	2.8%	2.5%	2.5%	2.6%	2.4%
30+ days past due as a % of total	1.5%	1.4%	1.4%	1.3%	1.4%
Outside the U.S.
Net write-off rate (principal only) (L)	2.2%	2.0%	2.2%	2.1%	2.1%
Net write-off rate (principal, interest and fees) (L)	2.8%	2.5%	2.7%	2.6%	2.6%
30+ days past due as a % of total	1.7%	1.6%	1.5%	1.5%	1.6%
Total
Net write-off rate (principal only) (L)	2.3%	2.1%	2.1%	2.2%	2.0%
Net write-off rate (principal, interest and fees) (L)	2.8%	2.5%	2.5%	2.6%	2.4%
30+ days past due as a % of total	1.5%	1.5%	1.4%	1.3%	1.4%

Net interest income divided by average Card Member loans (M)	10.7%	10.7%	10.8%	10.4%	10.5%
Net interest yield on average Card Member loans (M)
U.S.	11.0%	10.8%	10.9%	10.6%	10.7%
Outside the U.S.	11.1%	10.5%	10.6%	10.5%	11.0%
Total	11.0%	10.8%	10.8%	10.6%	10.8%

Card Member receivables
U.S.	$12.7	$13.7	$11.9	$12.0	$11.7	9
Outside the U.S.	$7.2	$7.8	$7.0	$7.0	$7.0	3
Total receivables	$19.9	$21.5	$18.9	$19.0	$18.7	6

Charge Credit Metrics
U.S.
Net write-off rate (principal only) (L)	1.4%	1.2%	1.3%	1.4%	1.3%
Net write-off rate (principal and fees) (L)	1.6%	1.4%	1.5%	1.5%	1.5%
30+ days past due as a % of total	1.2%	1.1%	1.2%	1.1%	1.3%
Outside the U.S.
Net write-off rate (principal only) (L)	2.2%	2.0%	2.3%	2.1%	2.0%
Net write-off rate (principal and fees) (L)	2.4%	2.1%	2.5%	2.3%	2.2%
30+ days past due as a % of total	1.5%	1.3%	1.4%	1.4%	1.5%
Total
Net write-off rate (principal only) (L)	1.7%	1.5%	1.7%	1.7%	1.6%
Net write-off rate (principal and fees) (L)	1.9%	1.6%	1.9%	1.8%	1.7%
30+ days past due as a % of total	1.3%	1.2%	1.2%	1.2%	1.4%

See Appendix IV for footnote references.

Global Commercial Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q1'19	Q4'18	Q3'18	Q2'18	Q1'18	YOY % change
Non-interest revenues	$3,020	$3,087	$2,980	$2,977	$2,838	6
Interest income	454	435	416	393	377	20
Interest expense	241	234	218	204	171	41
Net interest income	213	201	198	189	206	3
Total revenues net of interest expense	3,233	3,288	3,178	3,166	3,044	6
Total provisions for losses	254	223	201	235	240	6
Total revenues net of interest expense after provisions for losses	2,979	3,065	2,977	2,931	2,804	6
Expenses
Marketing, business development, rewards, Card Member services	1,470	1,528	1,469	1,482	1,374	7
Salaries and employee benefits and other operating expenses	766	839	734	734	722	6
Total expenses	2,236	2,367	2,203	2,216	2,096	7
Pretax segment income	743	698	774	715	708	5
Income tax provision	157	74	168	151	162	(3)
Segment income	$586	$624	$606	$564	$546	7
Effective tax rate	21.1%	10.6%	21.7%	21.1%	22.9%

(Billions, except percentages and where indicated)
Proprietary billed business (G)	$123.4	$126.9	$121.6	$122.0	$115.7	7
Proprietary cards-in-force (millions) (H)	14.6	14.5	14.4	14.3	14.1	4
Average Card Member spending (dollars)	$8,463	$8,757	$8,469	$8,592	$8,233	3

Segment assets (P)	$54.0	$51.3	$53.4	$52.2	$51.4	5
Card Member loans	$13.1	$12.4	$12.2	$11.9	$11.5	14
Card Member receivables	$36.9	$34.4	$36.6	$36.0	$35.5	4

Card Member loans
Total loans - Global Small Business Services (GSBS)	$13.0	$12.4	$12.2	$11.8	$11.4	14
30+ days past due as a % of total - GSBS	1.3%	1.3%	1.1%	1.2%	1.3%
Average loans - GSBS	$12.6	$12.3	$11.9	$11.6	$11.1	14
Net write-off rate (principal only) - GSBS (L)	1.8%	1.6%	1.7%	1.8%	1.6%
Net write-off rate (principal, interest and fees) - GSBS (L)	2.1%	1.9%	2.0%	2.1%	1.9%

Net interest income divided by average Card Member loans (M)	6.8%	6.5%	6.6%	6.5%	7.4%
Net interest yield on average Card Member loans (M)	10.8%	10.5%	10.5%	10.4%	10.7%

Card Member receivables
Total receivables - GCP (N)	$19.6	$17.7	$19.7	$19.3	$19.3	2
90+ days past billing as a % of total - GCP (N)	0.6%	0.7%	0.8%	0.8%	0.8%
Net loss ratio (as a % of charge volume) - GCP (N)	0.08%	0.11%	0.12%	0.12%	0.10%
Total receivables - GSBS	$17.3	$16.7	$16.9	$16.7	$16.2	7
30+ days past due as a % of total - GSBS	1.6%	1.6%	1.4%	1.4%	1.8%
Net write-off rate (principal only) - GSBS (L)	1.9%	1.4%	1.8%	2.1%	1.7%
Net write-off rate (principal and fees) - GSBS (L)	2.1%	1.6%	2.0%	2.3%	1.9%

See Appendix IV for footnote references.

Global Merchant and Network Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q1'19	Q4'18	Q3'18	Q2'18	Q1'18	YOY % change
Non-interest revenues	$1,525	$1,530	$1,494	$1,513	$1,532	-
Interest income	9	8	6	7	9	-
Interest expense	(93)	(89)	(78)	(68)	(59)	58
Net interest income	102	97	84	75	68	50
Total revenues net of interest expense	1,627	1,627	1,578	1,588	1,600	2
Total provisions for losses	4	6	5	6	5	(20)
Total revenues net of interest expense after provisions for losses	1,623	1,621	1,573	1,582	1,595	2
Expenses
Marketing, business development, rewards, Card Member services	305	375	296	312	267	14
Salaries and employee benefits and other operating expenses	482	620	511	526	620	(22)
Total expenses	787	995	807	838	887	(11)
Pretax segment income	836	626	766	744	708	18
Income tax provision	205	125	186	201	192	7
Segment income	$631	$501	$580	$543	$516	22
Effective tax rate	24.5%	20.0%	24.3%	27.0%	27.1%

(Billions)
Segment assets (P)	$22.1	$15.5	$21.1	$19.6	$19.5	13

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Appendix I
Components of Return on Average Equity (ROE) and Return on Average Common Equity (ROCE)
(Millions, except percentages)

	For the Twelve Months Ended
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2019	2018	2018	2018	2018
ROE
Net income	$6,837	$6,921	$3,705	$3,410	$3,131
Average shareholders' equity	$21,455	$20,650	$20,421	$20,393	$20,536
Return on average equity (C)	31.9%	33.5%	18.1%	16.7%	15.2%

Reconciliation of ROCE
Net income	$6,837	$6,921	$3,705	$3,410	$3,131
Preferred shares dividends and related accretion	80	80	81	82	81
Earnings allocated to participating share awards and other	52	54	40	38	37
Net income attributable to common shareholders	$6,705	$6,787	$3,584	$3,290	$3,013

Average shareholders' equity	$21,455	$20,650	$20,421	$20,393	$20,536
Average preferred shares	1,584	1,584	1,584	1,584	1,584
Average common shareholders' equity	$19,871	$19,066	$18,837	$18,809	$18,952
Return on average common equity (C)	33.7%	35.6%	19.0%	17.5%	15.9%

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Appendix II
Net Interest Yield on Average Card Member Loans
(Millions, except percentages and where indicated)

	Q1'19	Q4'18	Q3'18	Q2'18	Q1'18
Consolidated
Net interest income	$2,059	$2,032	$1,961	$1,829	$1,841
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (Q)	453	405	390	359	302
Interest income not attributable to the Company's Card Member loan portfolio (R)	(335)	(287)	(274)	(236)	(213)
Adjusted net interest income (S)	$2,177	$2,150	$2,077	$1,952	$1,930
Average Card Member loans (billions)	$80.6	$79.4	$76.4	$74.1	$72.7
Net interest income divided by average Card Member loans (T)	10.2%	10.2%	10.3%	9.9%	10.1%
Net interest yield on average Card Member loans (U)	10.9%	10.7%	10.8%	10.6%	10.8%

Global Consumer Services Group
U.S.
Net interest income	$1,565	$1,571	$1,511	$1,410	$1,403
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (Q)	65	57	55	53	37
Interest income not attributable to the Company's Card Member loan portfolio (R)	(53)	(51)	(46)	(42)	(39)
Adjusted net interest income (S)	$1,577	$1,577	$1,520	$1,421	$1,401
Average Card Member loans (billions)	$58.3	$57.8	$55.5	$53.7	$52.9
Net interest income divided by average Card Member loans (T)	10.7%	10.9%	10.9%	10.5%	10.6%
Net interest yield on average Card Member loans (U)	11.0%	10.8%	10.9%	10.6%	10.7%

Outside the U.S.
Net interest income	$248	$228	$225	$215	$218
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (Q)	19	18	18	16	18
Interest income not attributable to the Company's Card Member loan portfolio (R)	(3)	-	(3)	(2)	(3)
Adjusted net interest income (S)	$264	$246	$240	$229	$233
Average Card Member loans (billions)	$9.7	$9.3	$8.9	$8.8	$8.6
Net interest income divided by average Card Member loans (T)	10.2%	9.8%	10.1%	9.8%	10.1%
Net interest yield on average Card Member loans (U)	11.1%	10.5%	10.6%	10.5%	11.0%

Total
Net interest income	$1,813	$1,799	$1,736	$1,624	$1,622
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (Q)	84	75	73	70	54
Interest income not attributable to the Company's Card Member loan portfolio (R)	(56)	(51)	(49)	(45)	(41)
Adjusted net interest income (S)	$1,841	$1,823	$1,760	$1,649	$1,635
Average Card Member loans (billions)	$68.0	$67.1	$64.4	$62.5	$61.6
Net interest income divided by average Card Member loans (T)	10.7%	10.7%	10.8%	10.4%	10.5%
Net interest yield on average Card Member loans (U)	11.0%	10.8%	10.8%	10.6%	10.8%

Global Commercial Services
Net interest income	$213	$201	$198	$189	$206
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (Q)	175	170	161	152	126
Interest income not attributable to the Company's Card Member loan portfolio (R)	(52)	(44)	(42)	(38)	(37)
Adjusted net interest income (S)	$336	$327	$317	$303	$295
Average Card Member loans (billions)	$12.6	$12.4	$12.0	$11.7	$11.2
Net interest income divided by average Card Member loans (T)	6.8%	6.5%	6.6%	6.5%	7.4%
Net interest yield on average Card Member loans (U)	10.8%	10.5%	10.5%	10.4%	10.7%

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Appendix III
Reconciliations of Adjustments

	Q1'19	Q1'18	YOY % Change
Earnings per share adjusted for litigation-related charge
Diluted earnings per common share	$1.80	$1.86	(3)
Q1'19 litigation-related charge (pre-tax)	0.27	-
Tax impact of litigation-related charge	(0.06)	-
Net impact of Q1'19 litigation-related charge	0.21	-
Adjusted diluted earnings per common share	$2.01	$1.86	8

GAAP Earnings per share (EPS) Outlook	2019 EPS Range
GAAP EPS Outlook	$7.64	$8.14
Q1'19 litigation-related charge (pre-tax)	0.27	0.27
Tax impact of litigation-related charge	(0.06)	(0.06)
Net impact of Q1'19 litigation-related charge	0.21	0.21
Adjusted EPS Outlook	$7.85	$8.35

See Appendix IV for footnote references.

Appendix IV	(Preliminary)

All Information in the preceding tables is presented on a basis prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), unless otherwise indicated.  Certain reclassifications of prior period amounts have been made to conform to the current period presentation.

(A)
Represents net income, less (i) earnings allocated to participating share awards of $11 million, $16 million, $13 million, $12 million and $13 million in Q1'19, Q4'18, Q3'18, Q2'18 and Q1'18, respectively; and (ii) dividends on preferred shares of $21 million, $19 million, $20 million, $20 million and $21 million in Q1'19, Q4'18, Q3'18, Q2'18 and Q1'18, respectively.

(B)
Within assets, "other" includes the following items as presented in the Company’s Consolidated Balance Sheets: Other receivables, Other loans (including merchant financing loans), Premises and equipment and Other assets; and within liabilities, "other" includes the following items: Travelers Cheques and other prepaid products, Accounts payable and Other liabilities.

(C)
Return on average equity and return on average common equity are calculated by dividing one year period net income/net income attributable to common shareholders by one year average total shareholders’ equity/average common shareholders' equity, respectively.  Refer to Appendix I for components of return on average equity and return on average common equity.

(D)	Current ratios represent preliminary estimates as of the date of First Quarter 2019 Earnings Release and may be revised in the Company’s 2019 Form 10-Q for period ended March 31, 2019.
(E)
Supplementary Leverage Ratio is calculated by dividing Tier 1 capital by total leverage exposure under Basel III.  Leverage exposure, which reflects average total consolidated assets with adjustments for Tier 1 capital deductions, average off-balance sheet derivatives exposures, securities purchased under agreements to resell and credit equivalents of undrawn commitments that are both conditionally and unconditionally cancellable.

(F)	Presented for the purpose of calculating the Tier 1 Leverage Ratio.
(G)
Billed business represents transaction volumes (including cash advances) on cards and other payment products issued by American Express (proprietary billed business) and cards issued under network partnership agreements with banks and other institutions, including joint ventures (GNS billed business).  In-store spending activity within GNS retail cobrand portfolios, from which we earn no revenue, is not included in billed business.  Billed business is reported as United States or outside the United States based on the location of the issuer.

(H)
Cards-in-force represents the number of cards that are issued and outstanding by American Express (proprietary cards-in-force) and cards issued and outstanding under network partnership agreements with banks and other institutions, including joint ventures (GNS cards-in-force) except for GNS retail cobrand cards that have no out of store spend activity during the prior 12 months.  Basic cards-in-force excludes supplemental cards issued on consumer accounts.

(I)
This calculation is generally designed to reflect the average pricing at all merchants accepting American Express cards and represents the percentage of proprietary and GNS billed business retained by the Company from merchants it acquires, or from merchants acquired by third parties on its behalf, net of amounts retained by such third parties.

(J)	Average fee per card is computed based on proprietary basic net card fees divided by average proprietary basic cards-in-force.
(K)	Other includes foreign currency impact on balance sheet re-measurement and translation.
(L)
The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, as the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(M)
See Appendix II for calculations of net interest yield on average Card Member loans, a non-GAAP measure, and net interest income divided by average Card Member loans, a GAAP measure, and the Company's rationale for presenting net interest yield on average Card Member loans (refer to Footnotes "T" and "U").

(N)
GCP reflects global, large and middle market corporate accounts.  GCP delinquency data for periods other than 90+ days past billing is not available due to system constraints.  GCP Net loss ratio represents the ratio of GCP charge card write-offs, consisting of principal (resulting from authorized transactions) and fee components, less recoveries, on Card Member receivables expressed as a percentage of gross amounts billed to corporate Card Members.

(O)
FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of currency translation into U.S. dollars (i.e., assumes the foreign exchange rates used to determine results for Q1'19 apply to the period(s) against which such results are being compared).  The Company believes the presentation of information on an FX-adjusted basis is helpful to investors by making it easier to compare the Company's performance in one period to that of another period without the variability caused by fluctuations in currency exchange rates.

(P)
Effective Q1'19, we moved intercompany assets and liabilities, previously recorded in the operating segments, to Corporate and Other. During 2018, we made changes to the methodology used to allocate certain corporate overhead costs to the operating segments and our intercompany settlement process.  Prior period amounts have been revised to conform to the current period presentation.

(Q)	Primarily represents interest expense attributable to maintaining our corporate liquidity pool and funding Card Member receivables.
(R)	Primarily represents interest income attributable to Other loans, interest-bearing deposits and the fixed income investment portfolios.
(S)
Adjusted net interest income is a non-GAAP measure that represents net interest income attributable to our Card Member loans (which includes, on a GAAP basis, interest that is deemed uncollectible), excluding the impact of interest expense and interest income not attributable to our Card Member loans.  The Company believes adjusted net interest income is useful to investors because it represents the interest expense and interest income attributable to our Card Member loan portfolio and is a component of net interest yield on average Card Member loans, which provides a measure of profitability of our Card Member loan portfolio.

(T)
Net interest income divided by average Card Member loans, computed on an annualized basis, a GAAP measure, includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on average Card Member loans.

(U)
Net interest yield on average Card Member loans is a non-GAAP measure that is computed by dividing adjusted net interest income by average Card Member loans, computed on an annualized basis.  Reserves and net write-offs related to uncollectible interest are recorded through provisions for losses, and thus not included in the net interest yield calculation.  The Company believes that net interest yield on average Card Member loans is useful to investors because it provides a measure of profitability of the Company's Card Member loan portfolio.